Exhibit 99.2
3Com Corporation
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)
TABLE A

	Three Months Ended			Nine Months Ended
	February 26,	November 27,	February 27,	February 26,	February 27,
	2010	2009	2009	2010	2009
Sales	$345,880	$322,164	$324,707	$958,546	$1,021,919
Cost of sales	137,086	128,542	138,878	389,559	446,671

Gross profit	208,794	193,622	185,829	568,987	575,248

Operating expenses (income):
Sales and marketing	100,543	93,754	85,541	279,085	262,943
Research and development	47,997	41,400	45,229	128,365	141,630
General and administrative	21,323	25,786	27,593	68,479	80,699
Amortization of intangibles	16,506	16,755	23,106	50,332	73,330
Patent dispute resolution	—	—	—	—	(70,000)
Restructuring charges	47	1,552	2,860	2,732	7,361

Operating expenses, net	186,416	179,247	184,329	528,993	495,963

Operating income	22,378	14,375	1,500	39,994	79,285

Interest income (expense), net	683	(1,922)	(3,333)	(2,327)	(5,131)
Other income, net	19,676	5,920	16,528	37,143	45,298

Income before income taxes	42,737	18,373	14,695	74,810	119,452

Income tax (provision) benefit	(1,346)	1,619	(12,828)	(5,966)	(24,878)

Net income	$41,391	$19,992	$1,867	$68,844	$94,574

Basic income per share	$0.10	$0.05	$0.00	$0.17	$0.24

Diluted income per share	$0.10	$0.05	$0.00	$0.17	$0.24

Shares used in computing basic per share amounts	396,253	392,688	384,679	392,905	393,868

Shares used in computing diluted per share amounts	411,546	403,501	386,377	403,771	395,232

3Com Corporation
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)
TABLE B

	February 26,	May 29,
	2010	2009
ASSETS

Current assets:
Cash and equivalents	$795,014	$545,818
Short term investments	—	98,357
Notes receivable	26,688	40,590
Accounts receivable, net	129,998	112,771
Inventories, net	114,972	90,395
Other current assets	48,977	56,982

Total current assets	1,115,649	944,913

Property & equipment, net	36,747	40,012
Goodwill	609,297	609,297
Intangibles, net	148,432	198,624
Deposits and other assets	22,823	22,511

Total assets	$1,932,948	$1,815,357

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$74,907	$68,350
Current portion of long-term debt	48,000	48,000
Accrued liabilities and other	484,388	394,103

Total current liabilities	607,295	510,453

Deferred taxes and long-term obligations	37,218	40,729
Long-term debt	64,000	152,000
Stockholders’ equity	1,224,435	1,112,175

Total liabilities and stockholders’ equity	$1,932,948	$1,815,357

3Com Corporation
Reconciliation of Non-GAAP Financial Measures
(in thousands, except margin and per-share data)
(unaudited)
TABLE C

	Three Months Ended			Nine Months Ended
	February 26,	November 27,	February 27,	February 26,	February 27,
	2010	2009	2009	2010	2009
GAAP gross margin	60.4%	60.1%	57.2%	59.4%	56.3%
Stock-based compensation expense [b]	0.1%	0.2%	0.2%	0.1%	0.2%

Non-GAAP gross margin	60.5%	60.3%	57.4%	59.5%	56.5%

GAAP operating income	$22,378	$14,375	$1,500	$39,994	$79,285
Restructuring	47	1,552	2,860	2,732	7,361
Amortization of intangible assets	16,506	16,755	23,106	50,332	73,330
Patent dispute resolution [a]	—	—	—	—	(70,000)
Stock-based compensation expense [b]	6,461	6,233	5,663	17,579	17,743
Acquiree expensed acquisition costs [c]	2,802	4,552	—	7,354	—
TippingPoint special admin costs [d]	—	—	—	—	800
Legal contingency accrual [e]	—	—	2,400	—	2,400
Impairment of property and equipment [f]	—	—	1,150	—	1,150

Non-GAAP operating income	$48,194	$43,467	$36,679	$117,991	$112,069

GAAP operating profit margin	6.5%	4.5%	0.5%	4.2%	7.8%
Restructuring	0.0%	0.5%	0.9%	0.3%	0.7%
Amortization of intangible assets	4.8%	5.2%	7.1%	5.3%	7.2%
Patent dispute resolution [a]	—	—	—	—	-6.8%
Stock-based compensation expense [b]	1.9%	1.9%	1.7%	1.8%	1.7%
Acquiree expensed acquisition costs [c]	0.7%	1.4%	—	0.7%	—
TippingPoint special admin costs [d]	—	—	—	—	0.1%
Legal contingency accrual [e]	—	—	0.7%	—	0.2%
Impairment of property and equipment [f]	—	—	0.4%	—	0.1%

Non-GAAP operating profit margin	13.9%	13.5%	11.3%	12.3%	11.0%

GAAP net income	$41,391	$19,992	$1,867	$68,844	$94,574
Restructuring	47	1,552	2,860	2,732	7,361
Amortization of intangibles	16,506	16,755	23,106	50,332	73,330
Patent dispute resolution [a]	—	—	—	—	(70,000)
Stock-based compensation expense [b]	6,461	6,233	5,663	17,579	17,743
Acquiree expensed acquisition costs [c]	2,802	4,552	—	7,354	—
TippingPoint special admin costs [d]	—	—	—	—	800
Legal contingency accrual [e]	—	—	2,400	—	2,400
Impairment of property and equipment [f]	—	—	1,150	—	1,150
Tax adjustment related to resolution of 2008 tax rate in PRC [g]	—	(10,801)	—	(10,801)	—
Charge related to change in tax rates [h]		—	12,083	—	12,083

Non-GAAP net income	$67,207	$38,283	$49,129	$136,040	$139,441

GAAP net income per share	$0.10	$0.05	$0.00	$0.17	$0.24
Restructuring	0.00	0.00	0.01	0.01	0.02
Amortization of intangibles	0.04	0.04	0.06	0.12	0.19
Patent dispute resolution [a]	—	—	—	—	(0.18)
Stock-based compensation expense [b]	0.01	0.02	0.02	0.04	0.04
Acquiree expensed acquisition costs [c]	0.01	0.01	—	0.02	—
TippingPoint special admin costs [d]	—	—	—	—	0.00
Legal contingency accrual [e]	—	—	0.01	—	0.01
Impairment of property and equipment [f]	—	—	0.00	—	0.00
Tax adjustment related to resolution of 2008 tax rate in PRC [g]	—	(0.03)	—	(0.02)	—
Charge related to change in tax rates [h]	—	—	0.03	—	0.03

Non-GAAP net income per share, diluted	$0.16	$0.09	$0.13	$0.34	$0.35

Shares used in computing diluted per share amounts	411,546	403,501	386,377	403,771	395,232

[a]	Resolution of Realtek patent dispute.

[b]	Stock-based compensation expense is included in the following cost and expense categories by period:

	Three Months Ended			Nine Months Ended
	February 26,	November 27,	February 27,	February 26,	February 27,
	2010	2009	2009	2010	2009
Cost of sales	557	591	596	1,688	1,916
Sales and marketing	2,147	2,081	1,599	5,818	4,970
Research and development	538	423	768	1,437	2,545
General and administrative	3,219	3,138	3,144	8,636	8,756
Note: $444 thousand of stock-based compensation in the three and nine months ended February 27, 2009 has been recorded to restructuring expense

[c] These expenses relate to the proposed acquisition of the Company in November 2009.

[d] Costs incurred in the second quarter of fiscal 2009 to facilitate operation of TippingPoint as a more autonomous business.

[e] Accruals for contingencies relating to patent litigation.

[f] Impairment charge related to the Company’s land in Hemel. UK.

[g] We recorded a favorable tax adjustment, reflecting final resolution of our calendar year 2008 tax rate in China.

[h] These expenses result from a change in the statutory rate used to compute the income tax provision in the PRC.
Note:	Included in the three months ended February 26, 2010 is a $9.9 million tax benefit related to the change of our PRC statutory tax rate from 15% tc 10% as our H3C subsidiary was granted Key Software Development Enterprise status for calendar year 2009.

Additional Financial Data
(in thousands)
(unaudited)
TABLE D
Sales by Geography (a)

	Three Months Ended			Nine Months Ended
	February 26,	November 27,	February 27,	February 26,	February 27,
	2010	2009	2009	2010	2009
China	$187,963	$168,949	$183,758	$503,274	$544,136
Europe, Middle East and Africa	59,134	52,853	52,982	161,037	181,348
North America	45,839	53,770	43,300	151,278	144,461
Asia Pacific Rim (ex-China)	24,049	22,443	23,850	71,738	81,147
Latin and South America	28,895	24,149	20,817	71,219	70,827

Total Sales	$345,880	$322,164	$324,707	$958,546	$1,021,919

(a)	All non-OEM sales are reported in geographic categories based on the location of the end customer. Sales to OEM customers are included in the geographic categories based upon the hub locations of OEM partners.
Sales by Product Category

	Three Months Ended			Nine Months Ended
	February 26,	November 27,	February 27,	February 26,	February 27,
	2010	2009	2009	2010	2009
Switches and routers	$234,433	$213,550	$227,583	$643,194	$738,343
Other networking equipment	48,521	50,428	41,679	141,344	126,311
Security (b)	48,286	46,049	43,553	135,387	122,682
Services	14,640	12,137	11,892	38,621	34,583

Total Sales	$345,880	$322,164	$324,707	$958,546	$1,021,919

(b)	Security products include sales of TippingPoint offerings along with Networking business security offerings.

3Com Corporation
Segment Reporting
(in thousands)
(unaudited)
TABLE E

	Three Months Ended February 26, 2010							Nine Months Ended February 26, 2010
				TippingPoint							TippingPoint
				Security							Security
	Networking Business [a]			Business [b]				Networking Business [a]			Business [b]
	China-Based		Central		Eliminations /				Rest of	Central		Eliminations /
	Business	Rest of World	Functions	TippingPoint	Other		Total	China	World	Functions	TippingPoint	Other		Total
Sales	$187,963	$123,401	$—	$37,868	$(3,352)[c]		$345,880	$509,273	$349,862	$—	$106,334	$(6,923	) [c]	$958,546
Standard margin	133,300	79,033	—	32,076	(557	) [d]	243,852	353,397	215,553	—	89,960	(1,688	) [d]	657,222
Direct sales and marketing expenses	43,109	26,354	—	13,543	2,147	[d]	85,153	117,520	75,663	—	37,325	5,818	[d]	236,326

Segment contribution profit (loss)	90,191	52,679	—	18,533	(2,704)		158,699	235,877	139,890	—	52,635	(7,506)		420,896

Research and development expenses	—	—	40,409	7,050	538	[d]	47,997	—	—	107,429	19,499	1,437	[d]	128,365

Segment income	—	—	—	11,483	—			—	—	—	33,136	—

Other operating expenses			61,567	4,183	22,574	[e]	88,324			170,062	13,421	69,054	[e]	252,537

Operating income							$22,378							$39,994

	Three Months Ended February 27, 2009							Nine Months Ended February 27, 2009
				TippingPoint							TippingPoint
				Security							Security
	Networking Business [a]			Business [b]				Networking Business [a]			Business [b]
	China-Based		Central		Eliminations /				Rest of	Central		Eliminations /
	Business	Rest of World	Functions	TippingPoint	Other		Total	China	World	Functions	TippingPoint	Other		Total
Sales	$190,385	$102,836	$—	$33,284	$(1,798	) [c]	$324,707	$565,597	$368,838	$—	$92,499	$(5,015	) [c]	$1,021,919
Standard margin	128,160	61,365	—	28,288	(596	) [d]	217,217	375,588	215,479	0	76,962	(1,916	) [d]	666,113
Direct sales and marketing expenses	36,581	23,360	—	10,882	1,371	[d]	72,194	106,694	77,254	—	32,873	4,742	[d]	221,563

Segment contribution profit (loss)	91,579	38,005	—	17,406	(1,967)		145,023	268,894	138,225	—	44,089	(6,658)		444,550

Research and development expenses	—	—	37,574	7,103	552	[d]	45,229	—	—	118,603	20,698	2,329	[d]	141,630

Segment income	—	—	—	10,303	—			—	—	—	23,391	—

Other operating expenses (income)			56,146	9,488	32,660	[e]	98,294			177,197	22,641	23,797	[e]	223,635

Operating income							$1,500							$79,285

[a]	Our networking Business consists of two regionally based reporting segments: China-Based Business and Rest of World. We measure profitability in these segments at a segment contribution profit level. Segment contribution profit is defined as standard margin less segment direct sales and marketing expenses. Standard margin for these regions is defined as sales less standard costs of sales, such as product costs. Central function costs include other cost of sales and centralized operating expenses such as supply chain, research and development, indirect sales and marketing support and general and administrative costs that are not allocated to the China-Based Business and Rest of World reporting segments.

[b]	Our TippingPoint Security business segment’s profitability is measured on segment income. This measure includes standard margin less direct sales and marketing expenses and research and development expenses.

[c]	Eliminations for inter-company sales during the respective periods between our networking business segments, on one hand, and our TippingPoint segment on the other hand.

[d]	Includes stock-based compensation.

[e]	Includes: stock-based compensation, amortization, and restructuring in all periods and acquisition related costs, patent dispute resolution proceeds, legal contingency accruals, impairment of property and equipment and TippingPoint special admin costs where applicable.

3Com Corporation
Consolidated Statement of Cash Flows
(In thousands)
(unaudited)
Table F

	Nine Months Ended
	February 26,	February 27,
	2010	2009
Cash flows from operating activities:
Net income	$68,844	$94,574
Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
Depreciation and amortization	66,467	97,156
Loss on property and equipment disposals	288	581
Impairment of property and equipment	—	1,150
Stock-based compensation expense	17,579	18,187
Deferred income taxes	(12,123)	(7,466)
Change in assets and liabilities:
Accounts and notes receivable	(3,243)	(13,560)
Inventories	(23,319)	(22,006)
Other assets	15,667	6,771
Accounts payable	6,247	(20,929)
Other liabilities	88,393	41,874

Net cash provided by operating activities	224,800	196,332

Cash flows from investing activities:
Proceeds from maturities and sales of investments	98,661	—
Purchase of property and equipment	(11,170)	(12,778)
Proceeds from sale of property and equipment	40	223

Net cash provided by (used in) investing activities	87,531	(12,555)

Cash flows from financing activities:
Issuances of common stock	28,480	3,022
Repurchases of common stock	(4,158)	(51,383)
Repayment of long term debt	(88,000)	(88,000)

Net cash used in financing activities	(63,678)	(136,361)

Effects of exchange rate changes on cash and equivalents	543	8,901
Net change in cash and equivalents during period	249,196	56,317
Cash and equivalents, beginning of period	545,818	503,644

Cash and equivalents, end of period	$795,014	$559,961